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                                                                EXHIBIT 10.12.1

                                 FIRST AMENDMENT
                       TO THE MASTER ALLOCATION AGREEMENT

This FIRST AMENDMENT ("Amendment") to the MASTER ALLOCATION AGREEMENT ("Agreement") is made effective as of December 1, 2004 by and among the parties affected by the Amendment to the Agreement.

                                    RECITALS

      WHEREAS, Administrative Allocations have been recalculated for 2004 and the parties affected by the changes desire to have the Agreement amended to reflect those changes.

                                    AGREEMENT

      In consideration of the mutual promises set forth herein, and in reliance upon the recitals set forth above, the parties agree as follows:

   1. EXHIBIT A-1 shall be replaced in its entirety by Exhibit A-2, attached hereto.

   2. Any reference to Exhibit A in the Agreement shall be replaced and referenced as Exhibit A-2 to the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment to be effective as of the date first set forth above.

WESTCORP                                   WESTERN AUTO INVESTMENTS, INC.

By: ___________________________________    By: _________________________________
    Thomas A. Wolfe, President                 John Coluccio, President

WESTRAN SERVICES CORP.                     WESTERN FINANCIAL BANK

By: ___________________________________    By: _________________________________
    Shelley M. Chase, President                Thomas A. Wolfe, Vice Chairman &
                                               President

WFS FINANCIAL INC                          WFS INVESTEMENTS, INC.

By: ___________________________________    By: _________________________________
    Lee Whatcott, Senior Executive Vice        Thomas A. Wolfe, President
    President, Chief Financial Officer
    & Chief Operating Officer

WFS FINANCIAL AUTO LOANS 2, INC.           WFS FUNDING, INC.

By: ___________________________________    By: _________________________________
    John Coluccio, President                   Keith Ford, Assistant Vice
                                               President & Secretary
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WFS RECEIVABLES CORPORATION                  WFS RECEIVABLES CORPORATION 2

By: ___________________________________      By: _______________________________
    John Coluccio, President                     Keith Ford, Assistant Vice
                                                 President & Secretary

WFS RECEIVABLES CORPORATION 3                WFS RECEIVABLES CORPORATION 4

By: ___________________________________      By: _______________________________
    Keith Ford, Assistant Vice                   Keith Ford, Assistant Vice
    President & Secretary                        President & Secretary

THE HAMMOND COMPANY, THE MORTGAGE BANKERS    WESTFIN INSURANCE AGENCY, INC.

By: ___________________________________      By: _______________________________
    Thomas A. Wolfe, President & Chief           Nancy Harris, Vice President
    Executive Officer

WESTERN RECONVEYANCE COMPANY, INC.           WESTERN CONSUMER SERVICES, INC.

By: ___________________________________      By: _______________________________
    J. Keith Palmer, President, Chief            Mark Olson, Vice President &
    Executive Officer & Treasurer                Controller

WESTERN CONSUMER PRODUCTS                    WFS WEB INVESTMENTS

By: ___________________________________      By: _______________________________
    Mark Marty, President                        Thomas Wolfe, President

WESTERN FINANCIAL ASSOCIATE SOLUTIONS

By: ___________________________________
    Karen Marchak, President